UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2008
Affiliated Computer Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12665 (Commission File Number)	51-0310342 (IRS Employer Identification No.)
2828 North Haskell Avenue
Dallas, Texas 75204
(Address of principal executive offices, including zip code)
(214) 841-6111
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers.
The Compensation Committee of Affiliated Computer Services, Inc. (the “Company”), approved the following base salaries, effective July 1, 2008, with respect to the following executive officers of the Company: Darwin Deason, $1,017,437; Lynn Blodgett, $850,000; John Rexford, $515,000; Tom Burlin, $600,000; Kevin Kyser, $430,000; and Ann Vezina, $515,000.
In addition, on August 27, 2008, the Company entered into a change of control agreement with Joseph Doherty (the “Change of Control Agreement”). The terms of the Change of Control Agreement provide for and include payment of three times the executive’s annual salary and bonus as well as a pro-rated bonus for the current year if certain change of control events occur.
The description of the Change of Control Agreement set forth in this Item 5.02 is not complete and is qualified in its entirety by reference to the full text of the form of Change of Control Agreement between the Company and the executives which is filed as Exhibit 10.1 to the Current Report on Form 8-K dated June 5, 2008 and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 21, 2008, the Board of Directors of the Company amended the bylaws of the Company to conform the bylaws to provisions of the Chairman's amended employment agreement by eliminating a provision which allowed the Chairman of the Board to remove certain officers at any time.
The description of the Bylaws set forth in this Item 5.03 is not complete and is qualified in its entirety by reference to the full text of the Bylaws which are filed as Exhibit 3.2 to this Current Report on Form 8-K.
     (d) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

3.2	Bylaws of Affiliated Computer Services, Inc., as amended and in effect on August 21, 2008.

10.1	Form of Change in Control Agreement (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 5, 2008)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.
Date: August 27, 2008	By:	/s/ Kevin Kyser
		Name:	Kevin Kyser
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.2	Bylaws of Affiliated Computer Services, Inc., as amended and in effect on August 21, 2008.

10.1	Form of Change in Control Agreement (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 5, 2008)

4